UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2008

CENTERLINE HOLDING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13237	13-3949418
(Commission File Number)	(IRS Employer Identification No.)
625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)	(Zip Code)

212-317-5700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the previously-announced grant by Centerline Holding Company, a statutory Delaware trust (the “Company”), of subscription rights to purchase 11,216,628 11.0% cumulative convertible preferred shares, series A-1 (the “Convertible Preferred Shares”) of the Company to holders of common shares and common share equivalents, as described in the Company’s prospectus supplement dated and filed with the SEC on March 7, 2008 (the “Prospectus Supplement”), the Company is filing the items included as exhibits to this current report on Form 8-K for the purpose of incorporating those items as exhibits in its Registration Statement on Form S-3 (File No. 333-120077).

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Subscription Rights Certificate.
4.2
Certificate of Designation for 11.0% cumulative convertible preferred shares, series A-1 (incorporated by reference to Exhibit 3.1 to Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on January 31, 2008).

4.3(a)	Certificate of Business Trust dated as of August 12, 1996 (incorporated by reference to Exhibit 3.1 of our Registration Statement on Form 10, filed with the Commission on August 1, 1997).
4.3(b)
Certificate of Amendment of the Restated Certificate of Business Trust (incorporated by reference to Exhibit 3.3 of our Registration Statement on Form S-8, filed with the Commission on November 25, 2003).

4.3(c)
Certificate of Amendment to the Restated Certificate of Trust, effective April 2, 2007 and dated March 28, 2007 (incorporated by reference to Exhibit 3.3 of our Current Report on Form 8-K filed with the Commission on April 6, 2007).

4.3(d)	Second Amended and Restated Trust Agreement dated as of November 17, 2003 (incorporated by reference to Exhibit 3.1(c) of our December 31, 2005 Annual Report on Form 10-K).
4.3(e)
Amendment No. 1 to Second Amended and Restated Trust Agreement dated as of September 20, 2005 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K, filed with the Commission on September 22, 2005).

4.3(f)
Amendment No. 2 to Second Amended and Restated Trust Agreement dated as of November 30, 2005 (incorporated by reference to Exhibit 3.3 of our Registration Statement on Form 8-A filed with the Commission on January 3, 2006).

4.3(g)	Amendment No. 3 to Second Amended and Restated Trust Agreement (incorporated by reference to Exhibit 3.1(a) of our June 30, 2006 Quarterly Report on Form 10-Q).
4.3(h)
Amendment No. 4 to the Second Amended and Restated Trust Agreement, effective April 2, 2007 and dated March 28, 2007 (incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K filed with the Commission on April 6, 2007).

4.4(a)	Fifth Amended and Restated Bylaws of CharterMac, dated March 14, 2007 (incorporated by reference to Exhibit 3.2 of our Current Report on Form 8-K filed with the Commission on March 20, 2007).

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4.4(b)
Amendment No. 1 to the Fifth Amended and Restated Bylaws of Centerline Holding Company (incorporated by reference to Exhibit 3.2 of our Current Report on Form 8-K filed with the Commission on April 6, 2007).

5.1	Opinion of Richards, Layton & Finger, PA.
8.1	Opinion of Paul, Hastings, Janofsky & Walker LLP, regarding United States federal income tax matters.
12.1
Statement regarding the computation of ratio of earnings to fixed charges and preferred dividends (incorporated by reference to the Section “Prospectus Supplement Summary—Ratio of Earnings to Fixed Charges and Preferred Dividends” of the Prospectus Supplement).

23.1	Consent of Richards, Layton & Finger, PA (included in Exhibit 5.1 hereto).
23.2	Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 8.1 hereto).
99.1	Instructions for Completion of Centerline Holding Company Subscription Rights Certificates.
99.2	Form of Letter to Record Holders.
99.3	Form of Letter to Foreign Record Holders.
99.4	Form of Letter from the Registrant to Brokers, Dealers and Nominees.
99.5	Form of Letter from Brokers, Dealers and Nominees to Clients.
99.6	Notice of Guaranteed Delivery.
99.7	Nominee Holder Certification.
99.8	Beneficial Owner Election Form.
99.9	Form of Subscription Agent Agreement, by and between Centerline Holding Company and Computershare Trust Company, N.A.
99.10	Information Agent Agreement, dated January 24, 2008, by and between Centerline Holding Company and The Altman Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTERLINE HOLDING COMPANY

March 7, 2008	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Subscription Rights Certificate.
4.2
Certificate of Designation for 11.0% cumulative convertible preferred shares, series A-1 (incorporated by reference to Exhibit 3.1 to Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on January 31, 2008).

4.3(a)	Certificate of Business Trust dated as of August 12, 1996 (incorporated by reference to Exhibit 3.1 of our Registration Statement on Form 10, filed with the Commission on August 1, 1997).
4.3(b)
Certificate of Amendment of the Restated Certificate of Business Trust (incorporated by reference to Exhibit 3.3 of our Registration Statement on Form S-8, filed with the Commission on November 25, 2003).

4.3(c)
Certificate of Amendment to the Restated Certificate of Trust, effective April 2, 2007 and dated March 28, 2007 (incorporated by reference to Exhibit 3.3 of our Current Report on Form 8-K filed with the Commission on April 6, 2007).

4.3(d)	Second Amended and Restated Trust Agreement dated as of November 17, 2003 (incorporated by reference to Exhibit 3.1(c) of our December 31, 2005 Annual Report on Form 10-K).
4.3(e)
Amendment No. 1 to Second Amended and Restated Trust Agreement dated as of September 20, 2005 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K, filed with the Commission on September 22, 2005).

4.3(f)
Amendment No. 2 to Second Amended and Restated Trust Agreement dated as of November 30, 2005 (incorporated by reference to Exhibit 3.3 of our Registration Statement on Form 8-A filed with the Commission on January 3, 2006).

4.3(g)	Amendment No. 3 to Second Amended and Restated Trust Agreement (incorporated by reference to Exhibit 3.1(a) of our June 30, 2006 Quarterly Report on Form 10-Q).
4.3(h)
Amendment No. 4 to the Second Amended and Restated Trust Agreement, effective April 2, 2007 and dated March 28, 2007 (incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K filed with the Commission on April 6, 2007).

4.4(a)	Fifth Amended and Restated Bylaws of CharterMac, dated March 14, 2007 (incorporated by reference to Exhibit 3.2 of our Current Report on Form 8-K filed with the Commission on March 20, 2007).
4.4(b)
Amendment No. 1 to the Fifth Amended and Restated Bylaws of Centerline Holding Company (incorporated by reference to Exhibit 3.2 of our Current Report on Form 8-K filed with the Commission on April 6, 2007).

5.1	Opinion of Richards, Layton & Finger, PA.
8.1	Opinion of Paul, Hastings, Janofsky & Walker LLP, regarding United States federal income tax matters.

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12.1
Statement regarding the computation of ratio of earnings to fixed charges and preferred dividends (incorporated by reference to the Section “Prospectus Supplement Summary—Ratio of Earnings to Fixed Charges and Preferred Dividends” of the Prospectus Supplement).

23.1	Consent of Richards, Layton & Finger, PA (included in Exhibit 5.1 hereto).
23.2	Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 8.1 hereto).
99.1	Instructions for Completion of Centerline Holding Company Subscription Rights Certificates.
99.2	Form of Letter to Record Holders.
99.3	Form of Letter to Foreign Record Holders.
99.4	Form of Letter from the Registrant to Brokers, Dealers and Nominees.
99.5	Form of Letter from Brokers, Dealers and Nominees to Clients.
99.6	Notice of Guaranteed Delivery.
99.7	Nominee Holder Certification.
99.8	Beneficial Owner Election Form.
99.9	Form of Subscription Agent Agreement, by and between Centerline Holding Company and Computershare Trust Company, N.A.
99.10	Information Agent Agreement, dated January 24, 2008, by and between Centerline Holding Company and The Altman Group, Inc.

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